Subsequent Event	12 Months Ended
Dec. 31, 2019
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
Subsequent Event

29.	SUBSEQUENT EVENT

29(a) CTW dividend payments

On March 20, 2020, the Board of Directors of Charoong Thai declared a cash dividend distribution to its shareholders amounted to $2.9 million (Baht 79.6 million, equivalent to Baht 0.2 per share), $ 1.4 million of which will be distributed to non-controlling interest. The dividend will be paid on May 15, 2020. This dividend distribution plan requires the approval of the 2019 Annual General Meeting of Shareholders of Charoong Thai.

29(b) COVID-19 Could Have a Material Adverse Effect on Our Business, Financial Condition and Results of Operations

The recent outbreak in China of the Coronavirus Disease 2019 (“COVID-19”), which has been declared by the World Health Organization to be a “public health emergency of international concern,” has spread across the globe and is impacting worldwide economic activity and financial markets.  Our manufacturing and production have been affected by the outbreak of COVID-19. COVID-19 has disrupted our operations and the operations of our suppliers, customers, and other business partners and may continue to do so for an indefinite period of time, including as a result of travel restrictions and/or business shutdowns. A slowdown in economic activity as a result of COVID-19 can be expected to result in a reduction in demand for our products. The outbreak of COVID-19 has also resulted in a decline in the price of copper, which has had the effect of reducing the market value of our inventory of copper.

Due to the measures instituted in China in response to COVID-19, our China production facilities have been  operating below normal production levels and our production levels have not yet fully recovered to normal levels. We do not know when our production levels will recover to normal levels.

In addition, the Singapore Government has ordered most business to close from April 7, 2020 until June 1, 2020.  We have been permitted to continue to operate during this period with reduced on site staff. Since April 7, 2020, approximately half of the employees of our Singapore operations have been working from home while the remaining employees have continued to work on site. We do not know if the Singapore Government will extend (or otherwise alter the terms of) its order requiring most business to close or whether our employees who continue to work on site will continue to be permitted to do so.

This is a rapidly evolving situation and the impact of COVID-19 on the global economy and our business is uncertain at this time. While it is not possible at this time to estimate the impact that COVID-19 could have on worldwide economic activity and our business, the continued spread of COVID-19 and the measures taken by  governments, businesses and other organizations in response to COVID-19 are expected to reduce our revenues and could have a material adverse impact our business, financial condition and results of operations.

29(c) Continued Listing Standards Letter from Nasdaq

On November 21, 2019, the Company received written notification (the "Market Value Notification Letter") from The Nasdaq Stock Market LLC ("Nasdaq") notifying the Company that it was not in compliance with the $5 million minimum market value of publicly held shares requirement set forth in the Nasdaq rules for listing on the Nasdaq Global Market tier. In accordance with the Nasdaq Listing Rules, the Company was provided 180 calendar days, or until May 19, 2020 (the "Compliance Period"), to regain compliance. On April 16, 2020, Nasdaq announced that, as of April 16, 2020, Nasdaq was tolling the compliance periods for bid price and market value of publicly held shares (“MVPHS”) requirements (collectively, the “Price-based Requirements”) for all listed companies through June 30, 2020.  As a result, companies presently in compliance periods for any Price-based Requirements will remain at that same stage of the process through June 30, 2020 and, commencing on July 1, 2020, companies will receive the balance of any pending compliance period in effect at the start of the tolling period to regain compliance. Accordingly, since the Company had 33 calendar days remaining in its MVPHS compliance period as of April 16, 2020, it will, upon reinstatement of the Price-based Requirements, still have 33 calendar days from July 1, 2020, or until August 3, 2020, to regain compliance. Nasdaq has informed us that the Company can regain compliance, either during the suspension or during the compliance period resuming after the suspension, by evidencing compliance with the Price-based Requirements for a minimum of 10 consecutive trading days. For the Company to regain compliance, the market value of our publicly held shares has to equal or exceed $5 million for a minimum of 10 consecutive business days. On April 22, 2020, the minimum market value of our publicly held Common Shares was $3,592,234.  If the Company does not regain compliance by August 3, 2020, Nasdaq has informed us that Nasdaq will delist the Company's common shares from Nasdaq unless the Company requests a hearing before the Nasdaq Hearings Panel or unless the Company transfers its listing of the Common Shares to the Capital Market tier, which transfer would require that the Company then meet the criteria for transfer to the Capital Market tier. The Company will closely watch the stock price trend to see whether to take actions to meet MVPHS requirements.

Other than the above events, the Company is not aware of any matter or circumstance that has significantly affected or may significantly affect the operations of the Company, the results of those operations, or the state of affairs of the Company.